UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2022

DigitalOcean Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40252		45-5207470
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

101 6th Avenue	New York	New York	10013
(Address of Principal Executive Offices)			(Zip Code)
(646) 827-4366
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000025 per share	DOCN	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry Into a Material Definitive Agreement.
On August 19, 2022, DigitalOcean, LLC, a Delaware limited liability company (“Purchaser”) and wholly-owned subsidiary of DigitalOcean Holdings, Inc., a Delaware corporation (“DigitalOcean”), entered into a Share Purchase Agreement (the “SPA”) with Cloudways Ltd., a Maltese limited liability company (“Cloudways”), each of the shareholders of Cloudways identified on the signature pages thereto (collectively, the “Sellers” and each, a “Seller”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of the indemnitors under the SPA, pursuant to which, on the terms and subject to the conditions of the SPA, Purchaser agreed to purchase all of the issued share capital of Cloudways from the Sellers for cash consideration of $350 million, subject to customary purchase price adjustments (the “Share Purchase”).
Following the consummation of the Share Purchase, Purchaser will own 100% of the issued share capital of Cloudways, and Cloudways will continue as a wholly-owned subsidiary of Purchaser and indirect subsidiary of DigitalOcean.
Cloudways is a leading managed cloud hosting and software as a service (SaaS) provider for small and medium-sized businesses.
The SPA contains customary representations and warranties given by Cloudways, each Seller and Purchaser. The SPA also contains customary covenants of the parties, including the obligation for each of Cloudways, each Seller and Purchaser to use its commercially reasonable efforts to take, or cause to be taken, and to do, or cause to be done, all things necessary, appropriate or advisable to consummate the Share Purchase and make effective all other transactions and actions contemplated by the SPA on a timely basis. A portion of the upfront cash consideration will be held in escrow for specified periods following the closing of the Share Purchase to secure any post-closing purchase price adjustments in Purchaser’s favor and to secure indemnification claims of Purchaser, if any. The SPA includes indemnification provisions whereby the Sellers will indemnify Purchaser for losses arising out of, among other things, inaccuracies in, or breaches of, the representations, warranties and covenants of Cloudways and pre-closing taxes of Cloudways, subject to certain caps and other limitations. To support such indemnification obligations, Purchaser will have recourse to the escrowed cash and, in certain cases, directly against the Sellers. In addition, a portion of the upfront cash consideration for one of the Sellers will be deferred and retained by Purchaser subject to the continuing employment of such Seller with DigitalOcean for specified periods.
The closing of the transactions contemplated by the SPA is anticipated to occur in the third quarter of 2022 and is subject to customary closing conditions, including, among other things, the accuracy of the representations and warranties of the parties, subject to certain materiality qualifications, the material compliance by the parties with their respective covenants and the absence of any law or order prohibiting the consummation of the Share Purchase. The Sellers have approved the SPA and the transactions contemplated thereby in accordance with applicable law. The SPA also provides customary termination rights for Purchaser and Cloudways.
Important Statement Regarding the Share Purchase Agreement
The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.
A copy of the SPA has been included to provide DigitalOcean stockholders and other security holders with information regarding its terms and the SPA itself is not intended to provide any factual information about DigitalOcean or Cloudways. The representations, warranties and covenants contained in the SPA have been made solely for the purposes of the SPA and as of specific dates; were made solely for the benefit of the parties to the SPA; are not intended as statements of fact to be relied upon by DigitalOcean stockholders, Cloudways security holders or any other third party, but rather as a way of allocating the risk between the parties in the event the statements therein prove to be inaccurate; have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the SPA, which disclosures are not reflected in the SPA itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by DigitalOcean stockholders, Cloudways security holders or other third parties. The SPA should not be read alone but should instead be read in conjunction with the other information regarding DigitalOcean contained in DigitalOcean’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings that it makes with the Securities and Exchange Commission (the “SEC”).

Item 7.01 Regulation FD Disclosure.
On August 23, 2022, DigitalOcean issued a press release announcing the entry into the SPA. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information contained in this Item 7.01 and the accompanying exhibit is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18.

Furthermore, the information contained in this Item 7.01 and the accompanying exhibit shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1#
Share Purchase Agreement, dated as of August 19, 2022, by and among DigitalOcean, LLC, Cloudways Ltd., each of the shareholders of Cloudways identified on the signature pages thereto and Shareholder Representative Services LLC.

99.1	Press release issued by DigitalOcean Holdings, Inc., dated August 23, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).
# Schedules and exhibits to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request; provided, however, that DigitalOcean may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 23, 2022	DigitalOcean Holdings, Inc.
		By:	/s/ Alan Shapiro
General Counsel